UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CVB FINANCIAL CORP.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on. May 19, 2016

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 24, 2016

Date: May 19, 2016 Time: 7:00 PM PDT

Location: Citizens Business Bank Arena

4000 E. Ontario Center Pkwy.

Ontario, CA 91764

CVB FINANCIAL CORP.

BROKER LOGO

HERE

Return Address Line 1 Return Address Line 2 Return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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B A R C O D E

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow

(located on the

following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

01 George A. Borba, Jr.

02 Stephen A. Del Guercio

03 Robert M. Jacoby, C.P.A

04 Kristina M. Leslie

05 Christopher D. Myers

06 Raymond V. O’Brien III

07 Hal W. Oswalt

The Board of Directors recommends you vote FOR the following proposal(s):

2. Ratification of appointment of KPMG, LLP as independent registered public accountants of CVB Financial Corp. for the year ending December 31, 2016.

B A R C O D E

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Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and at any and all adjournments thereof. If any other matter is presented, your Proxies will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. The Board of Directors at present knows of no other business to be presented at the Annual Meeting.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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